EXHIBIT 10.2
EIGHTH FORBEARANCE AGREEMENT
     This EIGHTH FORBEARANCE AGREEMENT, dated as of February 12, 2010 (this “Agreement”), is entered into by and among American HomePatient, Inc., a Delaware corporation, American HomePatient, Inc., a Tennessee corporation, Designated Companies, Inc., American HomePatient of New York, Inc., The National Medical Rentals, Inc., American HomePatient of Texas, L.P., AHP, L.P., AHP Home Medical Equipment Partnership of Texas, Colorado Home Medical Equipment Alliance, LLC, Northeast Pennsylvania Alliance, LLC, Northwest Washington Alliance, LLC, AHP Home Care Alliance of Tennessee, AHP Alliance of Columbia, AHP Knoxville Partnership, AHP Home Care Alliance of Gainesville, AHP Home Care Alliance of Virginia (collectively, the “Makers”), NexBank, SSB (as successor in interest to Heritage Bank, SSB, the “Agent”) and those certain entities appearing on Schedule I attached hereto (collectively, the “Forbearing Holders”).
WITNESSETH:
     WHEREAS, the Makers have executed and delivered in favor of the Agent, on behalf of the holders thereof, a Secured Promissory Note, dated as of July 1, 2003, in the principal amount of $250,000,000 (such note, as may be amended, restated, supplemented, or otherwise modified from time to time, the “Note”);
     WHEREAS, as of the date hereof, the Makers acknowledge that the Event of Default under the Note defined herein as the “Designated Event of Default” has occurred and is continuing;
     WHEREAS, pursuant to the terms of that certain First Forbearance Agreement (as defined below) the Forbearing Holders (as defined in the First Forbearance Agreement) agreed to forbear from exercising remedies during the Forbearance Period (as defined in the First Forbearance Agreement);
     WHEREAS, the First Forbearance Agreement expired per its terms on September 1, 2009;
     WHEREAS, pursuant to the terms of that certain Second Forbearance Agreement (as defined below) the Forbearing Holders (as defined in the Second Forbearance Agreement) agreed to forbear from exercising remedies during the Forbearance Period (as defined in the Second Forbearance Agreement);
     WHEREAS, the Second Forbearance Agreement expired per its terms on October 1, 2009;
     WHEREAS, pursuant to the terms of that certain Third Forbearance Agreement (as defined below) the Forbearing Holders (as defined in the Third Forbearance Agreement) agreed to forbear from exercising remedies during the Forbearance Period (as defined in the Third Forbearance Agreement);
     WHEREAS, the Third Forbearance Agreement expired per its terms on November 1, 2009;
     WHEREAS, pursuant to the terms of that certain Fourth Forbearance Agreement (as defined below) the Forbearing Holders (as defined in the Fourth Forbearance Agreement) agreed to forbear from exercising remedies during the Forbearance Period (as defined in the Fourth Forbearance Agreement);
     WHEREAS, the Fourth Forbearance Agreement expired per its terms on December 1, 2009;
     WHEREAS, pursuant to the terms of that certain Fifth Forbearance Agreement (as defined below) the Forbearing Holders (as defined in the Fifth Forbearance Agreement) agreed to forbear from exercising remedies during the Forbearance Period (as defined in the Fifth Forbearance Agreement);

     WHEREAS, the Fifth Forbearance Agreement expired per its terms on December 15, 2009;
     WHEREAS, pursuant to the terms of that certain Sixth Forbearance Agreement (as defined below) the Forbearing Holders (as defined in the Sixth Forbearance Agreement) agreed to forbear from exercising remedies during the Forbearance Period (as defined in the Sixth Forbearance Agreement);
     WHEREAS, the Sixth Forbearance Agreement expired per its terms on January 15, 2010;
     WHEREAS, pursuant to the terms of that certain Seventh Forbearance Agreement (as defined below) the Forbearing Holders (as defined in the Seventh Forbearance Agreement) agreed to forbear from exercising remedies during the Forbearance Period (as defined in the Seventh Forbearance Agreement);
     WHEREAS, the terms of the Seventh Forbearance Agreement provide that the Seventh Forbearance Agreement shall expire on February 15, 2010; and
     WHEREAS, the Makers have requested, subject to the terms and conditions set forth herein, that the Agent and the Forbearing Holders by execution of this Agreement agree to forbear, during the Forbearance Period set forth in this Agreement, from exercising the rights and remedies available to them as a direct result of the occurrence of the Designated Event of Default, and the Agent and the Forbearing Holders have agreed to such forbearance, solely during the Forbearance Period set forth in this Agreement and subject to the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms.
     (a) As used in this Agreement, the following terms shall have the meanings set forth below:
     (i) “Company” shall mean American HomePatient, Inc., a Delaware corporation.
     (ii) “Designated Event of Default” shall mean the Event of Default that arose on August 1, 2009 from the failure of the Makers to pay the outstanding principal balance of the Note on the Maturity Date (it being understood and agreed that any accrued and unpaid interest, including, without limitation, unpaid interest accrued after the Maturity Date, must be paid monthly in arrears on the first calendar day of each month and the failure to pay such interest is not a Designated Event of Default).
     (iii) “Fifth Forbearance Agreement” shall mean that certain Fifth Forbearance Agreement dated as of November 30, 2009.
     (iv) “First Forbearance Agreement” shall mean that certain Forbearance Agreement dated as of July 2, 2009.
     (v) “Forbearance Period” shall mean the period (i) commencing on and including the Agreement Effective Date (as defined below) and (ii) continuing through and including the date that is the earlier to occur of (x) March 15,2010 and (y) the date of occurrence of a Termination Event.

     (vi) “Fourth Forbearance Agreement” shall mean that certain Fourth Forbearance Agreement dated as of October 30, 2009.
     (vii) “Second Forbearance Agreement” shall mean that certain Second Forbearance Agreement dated as of August 31, 2009.
     (viii) “Seventh Forbearance Agreement” shall mean that certain Seventh Forbearance Agreement dated as of January 14, 2010.
     (ix) “Sixth Forbearance Agreement” shall mean that certain Sixth Forbearance Agreement dated as of December 15, 2009.
     (x) “Termination Event” shall mean the occurrence of an Event of Default under the Note, other than the Designated Event of Default, or a default under Section 3 of this Agreement.
     (xi) “Third Forbearance Agreement” shall mean that certain Third Forbearance Agreement dated as of October 1, 2009.
     (b) Unless otherwise defined above or elsewhere in this Agreement, capitalized terms used herein shall have the meanings assigned to such terms in the Note.
     SECTION 2 Forbearance; Termination; Reservation of Rights.
     (a) Upon the terms and conditions set forth in this Agreement, and so long as no Termination Event shall have occurred, the Agent and the Forbearing Holders hereby agree to forbear, solely for the duration of the Forbearance Period, from exercising the rights and remedies available to them as a direct result of the occurrence of the Designated Event of Default.
     (b) Upon the expiration of the Forbearance Period, the agreement of the Agent and the Forbearing Holders hereunder to forbear from exercising their respective rights and remedies during the Forbearance Period shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which the Makers hereby unconditionally and irrevocably waive and all of which rights and remedies are fully reserved by the Agent and the Forbearing Holders. Each of the Makers agrees that any or all of the Agent or the Forbearing Holders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under the Note, any other document related thereto and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Designated Event of Default, none of which rights or remedies or Designated Event of Default is or shall be deemed to be waived in any respect.
     SECTION 3. Additional Agreements During Forbearance Period. The Makers hereby agree to not make or cause to be made, without the prior written consent of a majority in interest of the Forbearing Holders, any special payments, success payments or fees, bonuses or any similar payments to any consultants, financial advisors, investment bankers, attorneys, accountants or other advisors or professionals during the Forbearance Period. For the avoidance of doubt, this Section 3 shall not prohibit the payment of any regular, standard or hourly fees to any advisors to the Company. Any default under Section 3 of this Agreement shall constitute a Termination Event under this Agreement.
     SECTION 4. Conditions to Effectiveness. This Agreement shall become effective as of the first date (the “Agreement Effective Date”) upon which the Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Makers, the Agent and the Forbearing Holders. The Agent shall notify the Makers and the Forbearing Holders of the date of the Agreement Effective Date, and such notice shall be conclusive and binding.
     SECTION 5. Representations and Warranties. The Makers hereby represent and warrant to the Agent and each of the Forbearing Holders that:
     (a) This Agreement has been duly executed and delivered by each of the Makers and constitutes a legal, valid and binding obligation of each of the Makers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) As of the Agreement Effective Date, no Event of Default (excepting the Designated Event of Default) under the Note has occurred and is continuing.
     (c) The Makers that are signatories to this Agreement comprise all of the original Makers (as defined in the Note) that were parties to the Note that are in existence as of the date hereof. Any original Maker (as defined in the Note) that is not a signatory to this Agreement is no longer in existence as of the date hereof and has been merged into a Maker that is a signatory to this Agreement, and all of such original Maker’s assets and liabilities have been assumed by the Maker that is a signatory to this Agreement.
     SECTION 6. No Implied Waiver. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agent and the Forbearing Holders under the Note or any other document related thereto, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Note or any other document related thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Maker to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Note or any other document related thereto in similar or different circumstances.
     SECTION 7. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE.
     SECTION 8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 9. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.
     SECTION 10. Section Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.
     SECTION 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Makers, the Forbearing Holders, the Agent and their respective successors and assigns; provided, that no Maker shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Agent in its sole discretion.
     SECTION 12. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     SECTION 13. Tolling of Statutes of Limitations. The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that any Forbearing Holder or the Agent may be entitled to take or bring in order to enforce its rights and remedies against any Maker shall be, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

Makers: AMERICAN HOMEPATIENT, INC., a Delaware corporation
By:	/s/ Stephen L. Clanton
	Name:	Stephen L. Clanton
	Title:	Executive Vice President & Chief Financial Officer

AMERICAN HOMEPATIENT, INC., a Tennessee corporation
By:	/s/ Stephen L. Clanton
	Name:	Stephen L. Clanton
	Title:	Executive Vice President & Chief Financial Officer

DESIGNATED COMPANIES, INC.,
By:	/s/ Stephen L. Clanton
	Name:	Stephen L. Clanton
	Title:	Executive Vice President & Chief Financial Officer

AMERICAN HOMEPATIENT OF NEW YORK INC.,
By:	/s/ Stephen L. Clanton
	Name:	Stephen L. Clanton
	Title:	Executive Vice President & Chief Financial Officer

THE NATIONAL MEDICAL RENTALS, INC.
By:	/s/ Stephen L. Clanton
	Name:	Stephen L. Clanton
	Title:	Executive Vice President & Chief Financial Officer

Signature Page to Eighth Forbearance Agreement

AMERICAN HOMEPATIENT OF TEXAS, L.P., a Texas limited partnership

By:	AMERICAN HOMEPATIENT, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

AHP, L.P., a Tennessee limited partnership

By:	AMERICAN HOMEPATIENT, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

AHP HOME MEDICAL EQUIPMENT PARTNERSHIP OF TEXAS, a Texas general partnership,

By:	AHP, L.P., a general partner

By:	AMERICAN HOMEPATIENT, INC., its General Partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

By:	AMERICAN HOMEPATIENT, VENTURES, INC. a general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer
Signature Page to Eighth Forbearance Agreement

COLORADO HOME MEDICAL EQUIPMENT ALLIANCE, LLC, a Colorado limited liability company

By:	AMERICAN HOMEPATIENT VENTURES, INC., its sole member

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

NORTHEAST PENNSYLVANIA ALLIANCE, LLC, a Pennsylvania limited liability company

By:	AMERICAN HOMEPATIENT VENTURES, INC., its sole member

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

NORTHWEST WASHINGTON ALLIANCE, LLC, a Washington limited liability company

By:	AMERICAN HOMEPATIENT VENTURES, INC., its sole member

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

AHP HOME CARE ALLIANCE OF TENNESSEE, a Tennessee general partnership

By:	AMERICAN HOMEPATIENT, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer
Signature Page to Eighth Forbearance Agreement

AHP ALLIANCE OF COLUMBIA, a South Carolina general partnership

By:	AMERICAN HOMEPATIENT, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

AHP KNOXVILLE PARTNERSHIP, a Tennessee general partnership

By:	AMERICAN HOMEPATIENT, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer
Signature Page to Eighth Forbearance Agreement

AHP HOME CARE ALLIANCE OF GAINESVILLE, a Florida general partnership

By:	AMERICAN HOMEPATIENT, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

AHP HOME CARE ALLIANCE OF VIRGINIA, a Virginia general partnership

By:	AMERICAN HOMEPATIENT, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner

/s/ Stephen L. Clanton

Name: Stephen L. Clanton
Title: Executive Vice President & Chief Financial Officer
Signature Page to Eighth Forbearance Agreement

NEXBANK, SSB, as Agent
By:	/s/ Jeff Scott
	Name:	Jeff Scott
	Title:	Vice President

Signature Page to Eighth Forbearance Agreement

ABERDEEN LOAN FUNDING, LIMITED,

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., Its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

AERIES FINANCE II, LIMITED,

By:	PATRIARCH PARTNERS X, LLC, its Managing Agent

Name:
Title:
Signature Page to Eighth Forbearance Agreement

BRENTWOOD CLO, LIMITED,

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

EASTLAND CLO, LIMITED,

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

EMERALD ORCHARD LIMITED,
By:	/s/ Ifran Ahmed
	Name:	Irfan Ahmed
	Title:	Authorized Signatory

Signature Page to Eighth Forbearance Agreement

GENERAL ELECTRIC CAPITAL CORPORATION
By:
Name:
Title:

Signature Page to Eighth Forbearance Agreement

GLENEAGLES CLO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

GRAYSON CLO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

GREENBRIAR CLO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

HIGHLAND LOAN FUNDING V, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

HIGHLAND RESTORATION CAPITAL PARTNERS, L.P.

By:	HIGHLAND RESTORATION CAPITAL PARTNERS GP, LLC, its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

HIGHLAND RESTORATION CAPITAL PARTNERS MASTER, L.P.

By:	HIGHLAND RESTORATION CAPITAL PARTNERS GP, LLC, its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

JASPER CLO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

LIBERTY CLO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

LOAN FUNDING IV, LLC

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

LOAN FUNDING VII, LLC

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

LONGHORN CREDIT FUNDING, LLC

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

PAM CAPITAL FUNDING, LP

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

PAMCO CAYMAN LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

RED RIVER CLO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

ROCKWALL CDO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

ROCKWALL CDO II, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

SOUTHFORK CLO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

STRATFORD CLO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post
Title: Operations Director
Signature Page to Eighth Forbearance Agreement

WESTCHESTER CLO, LIMITED

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	STRAND ADVISORS, INC., its General Partner

/s/ Jason Post

Name: Jason Post Title: Operations Director
Signature Page to Eighth Forbearance Agreement

SCHEDULE I

Forbearing Holders
Aberdeen Loan Funding, Limited
Brentwood CLO, Limited
Eastland CLO, Limited
Emerald Orchard Limited
Gleneagles CLO, Limited
Grayson CLO, Limited
Greenbriar CLO, Limited
Highland Loan Funding V, Limited
Highland Restoration Capital Partners, L.P.
Highland Restoration Capital Partners Master, L.P.
Jasper CLO, Limited
Liberty CLO, Limited
Loan Funding IV, LLC
Loan Funding VII, LLC
Longhorn Credit Funding, LLC
Pam Capital Funding, LP
Pamco Cayman Limited
Red River CLO, Limited
Rockwall CDO, Limited
Rockwall CDO II, Limited
Southfork CLO, Limited
Stratford CLO, Limited
Westchester CLO, Limited